                                                                     EXHIBIT (D)



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1994-2 Monthly Statement
                      Class A Certificate CUSIP #25466KAJ8
                      Class B Certificate CUSIP #25466KAK5


Trust Distribution Date: January 15, 1998   Due Period Ending: December 31, 1997

Pursuant to the Series Supplement dated as of October 14, 1994 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.   Payments for the benefit of Series Investors this Due  Period (per $1000
     ------------------------------------------------------------------------
     of Class Initial Investor Interest)
     -----------------------------------

     Series  1994-2                                                Total               Interest             Principal
        Class A             31 days at 6.330470000%           $5.451238056          $5.451238056          $0.000000000

        Class B             30 days at 8.050000000%           $6.708333333          $6.708333333          $0.000000000

2.   Principal Receivables at the end of the Due Period
     --------------------------------------------------

 (a) Aggregate Investor Interest                                                               $15,252,113,676.00
     Seller Interest                                                                            $5,480,961,113.85

     Total Master Trust                                                                        $20,733,074,789.85


 (b) Group One Investor Interest                                                               $12,702,113,676.00

 (c) Group Two Investor Interest                                                                $2,550,000,000.00

 (d) Series 1994-2 Investor Interest                                                              $894,737,000.00

 (e) Class A Investor Interest                                                                    $850,000,000.00

     Class B Investor Interest                                                                     $44,737,000.00

3.   Allocation of Receivables Collected During the Due Period
     ---------------------------------------------------------

                                                          Finance Charge                 Principal        Yield
                                                           Collections                  Collections     Collections

 (a) Allocation of Collections between Investor and Seller
     Aggregate Investor Allocation.                     $237,299,419.89              $2,125,161,479.34         $0.00

     Seller:                                             $72,127,389.19                $645,944,896.12         $0.00

 (b) Group One Allocation                               $197,630,902.97              $1,769,905,642.00         $0.00

 (c) Group Two Allocation                                $39,668,516.92                $355,255,837.34         $0.00

 (d) Series 1994-2 Allocations                           $13,955,149.09                $124,976,897.53         $0.00

 (e) Class A Allocations                                 $13,243,467.43                $118,603,352.87         $0.00

     Class B Allocations                                    $711,681.66                  $6,373,544.66         $0.00

4.   Information Concerning the Series Principal Funding Accounts ("SPFA")
     ---------------------------------------------------------------------

                                Deposits into the
                                   SPFAs This                 SPFA                  Deposit Deficit         Investment
                                   Due Period                Balance                  Amount                 Income
     Series 1994-2                      $0.00                $0.00                       0.00                  $0.00

5.   Information Concerning Amount of Controlled Liquidation Payments
     ----------------------------------------------------------------

                                                                                                         Total Payments
                                           Amount Paid                 Deficit Amount                    Through This
                                         This Due Period               This Due Period                    Due Period
     Series 1994-2                                 $0.00                         $0.00                            $0.00

6.   Information Concerning the Series Interest Funding Accounts ("SIFA")
     --------------------------------------------------------------------

                                                                            Deposits Into the
                                                                              SIFAs This
                                                                              DuePeriod                  SIFA Balance
     Series 1994-2                                                         $4,933,663.06                          $0.00

7.   Pool Factors
     ------------

                                                                                                   This Due Period
     Class A                                                                                            1.00000000

     Class B                                                                                            1.00000000

8.   Investor Charged-Off Amount
     ---------------------------

                                                                                                       Cumulative
                                                                                                        Investor
                                                                                                       Charged-Off
                                                                     This Due Period                     Amount
 (a) Group One                                                         $85,753,257.85                        $0.00

 (b) Group Two                                                         $17,212,412.16                        $0.00

 (c) Series 1994-2                                                      $6,055,224.57                        $0.00

 (d) Class A                                                            $5,746,421.54                        $0.00

     Class B                                                              $308,803.03                        $0.00

9.   Investor Losses This Due Period
     -------------------------------

                                                                                                           Per $1,000 of
                                                                                                         Original Invested
                                                                               Total                         Principal
 (a) Group One                                                                   $0.00                          $0.00

 (b) Group Two                                                                   $0.00                          $0.00

 (c) Series 1994-2                                                               $0.00                          $0.00

 (d) Class A                                                                     $0.00                          $0.00

     Class B                                                                     $0.00                          $0.00

10.  Reimbursement of Investor Losses This Due Period
     ------------------------------------------------

                                                                                                         Per $1,000 of
                                                                                                       Original Invested
                                                                                Total                      Principal
 (a) Group One                                                                    $0.00                          $0.00

 (b) Group Two                                                                    $0.00                          $0.00

 (c) Series 1994-2                                                                $0.00                          $0.00

 (d) Class A                                                                      $0.00                          $0.00

     Class B                                                                      $0.00                          $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses
     ------------------------------------------------

                                                                                                         Per $1,000 of
                                                                                                       Original Invested
                                                                                Total                      Principal
 (a) Group One                                                                    $0.00                          $0.00

 (b) Group Two                                                                    $0.00                          $0.00

 (c) Series 1994-2                                                                $0.00                          $0.00

 (d) Class A                                                                      $0.00                          $0.00

     Class B                                                                      $0.00                          $0.00

12.  Investor Monthly Servicing Fee Payable at the end of the Due Period
     -------------------------------------------------------------------

 (a) Group One                                                                                             $21,170,189.45

 (b) Group Two                                                                                              $4,250,000.00

 (c) Series 1994-2                                                                                          $1,491,228.34

 (d) Class A                                                                                                $1,416,666.67

     Class B                                                                                                   $74,561.67

13.  Class Available Subordinated Amount at the end of the Due Period
     ----------------------------------------------------------------

                                                                                                           As a Percentage
                                                                                                             of Class A
                                                                                      Total                Invested Amount
     Series 1994-2 Class B                                                     $89,473,700.00                 10.5263%

14.  Total Available Credit Enhancement Amounts
     ------------------------------------------

                                                                               Shared Amount             Class B Amount
     Maximum Amount                                                                     $0.00                $44,736,850.00

     Available Amount                                                                   $0.00                $44,736,850.00

     Amount of Drawings on Credit Enhancement
      for this Due Period                                                               $0.00                         $0.00

15.  Delinquency Summary
     -------------------
End of Due Period Master Trust Receivables Outstanding        $21,038,295,646.35

                                   Delinquent Amount                  Percentage of Ending
     Payment Status                Ending Balance                     Receivables Outstanding
     30-59 days                        $583,480,689.24                     2.77%

     60-179 days                       $912,993,093.61                     4.34%


                                                 U.S. BANK NATIONAL ASSOCIATION
                                                 as Trustee


                                             BY:
                                                 ----------------------------

                                                      Vice President

                    MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                        Series 1994-2 Monthly Statement

                                  CREDIT CARD
                           PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the"Pooling & Servicing Agreement") and the Series Supplement, dated as of October 14, 1994 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1994-2 Master Trust Certificates for the Distribution Date occurring on January 15, 1998:


1.   Greenwood is Master Servicer under the Pooling and Servicing Agreement.

2.   The undersigned is a Servicing Officer of Greenwood as Master Servicer.

3.   The aggregate amount of Collections processed during the related Due
     Period is equal to                                                                             $3,080,533,184.51

4.   The aggregate amount of Class A Principal Collections processed during
     the related Due Period is equal to                                                               $118,603,352.87

5.   The aggregate amount of Class A Finance Charge Collections processed
     during the related Due Period is equal to                                                         $13,243,467.43

6a.  The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                         $0.00

6b.  The aggregate amount of Class A Additional Funds for this Distribution
     date is equal to                                                                                           $0.00

 7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall                                                 $0.00
          is equal to

     (b)  with respect to the Class A Cumulative Investor Charged-Off                                           $0.00
          Amount is equal to

     (c)  with respect to the Class A Investor Interest is equal to                                             $0.00

8.   The sum of all amounts payable to the Class A Certificateholders
     on the current Distribution Date is equal to                                                       $4,633,552.35

 9.  The aggregate amount of Class B Principal Collections processed during
     the related Due Period is equal to                                                                 $6,373,544.66

10.  The aggregate amount of Class B Finance Charge Collections processed
     during the related Due Period is equal to                                                            $711,681.66

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                         $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution
     date is equal to                                                                                           $0.00

12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall                                                 $0.00
          is equal to

     (b)  with respect to the Class B Cumulative Investor Charged-Off                                           $0.00
          Amount is equal to

     (c)  with respect to the Class B Investor Interest is equal to                                             $0.00

13.  The sum of all amounts payable to the Class B Certificateholders
     on the current Distribution Date is equal to                                                         $300,110.71

14.  Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to
     Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of January, 1998.



                          GREENWOOD TRUST COMPANY
                            as Master Servicer

                          By:
                             -------------------------
                          Vice President, Director of Accounting,
                          and Treasurer